August 4, 2021 Training the Immune System to Fight Cancer December 6, 2021 Exhibit 99.1

This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, the preclinical and clinical development of our product candidates, and other financial and operating information. When used in this presentation, the words "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, our reliance on third parties over which we may not always have full control, and other risk and uncertainties that are described in our Annual Report on Form 10-K filed with the SEC on March 30, 2021 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer

The Modern-Day Challenge in Immuno-Oncology

Majority of patients don't respond to PD-1/PD-L1 monotherapy[1]


Survival Benefit 20-30%
No Survival Benefit 70%

Global PD-1/PD-L1 Market[2]


2020
~$30B
2026
~$90B

1. Gerber et al., Biochemical Pharmacology 2016
2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Adapted from Van der Woulde-LL, et al, Trends in Cancer, 2017 Two Major Types of Non-Responders to PD-1 Blockade Green = T-cells Purple = tumor Non-Responders T-cells Absent T-cells Inactive or Outside Tumor Responders T-cells Inside Tumor

Two Platforms to Unleash Anti-Cancer T-cell Activity

SENSEI BIOTHERAPEUTICS

TMAb™ (Tumor Microenvironment Activated Biologics) Platform

- Next-generation tumor activated mAbs
- Binding only in the low-pH tumor microenvironment
- Target checkpoints and/or other immune pathways
- Enable improved PK/PD and toxicity profiles


Unleash anti-tumor T-cells
Generate anti-tumor T-cells

ImmunoPhage™ Platform

- Powerfully self-adjuvanted nanoparticle vaccine can drive B cell and T cell responses
- Multi-antigen vaccine enables personalized approach from "off-the-shelf" components
- Targets APCs
- Enhanced through addition of immunostimulatory nanobodies & cytokines

T cell APC Peptide TCR HLA T cell Immune Checkpoint Focus on multi-antigen approach for HLA-mediated immunotherapy to GENERATE anti-tumor T-cells ImmunoPhage™ TMAb Target Cell Focus on novel immune checkpoints to UNLEASH anti-tumor T-cells T-Cells Are Central to Our Approach and the Key to Unlocking Groundbreaking Clinical Activity

Two Platforms Provide Broad Pipeline Opportunities TMAb* Platform ImmunoPhage™ Platform *Tumor Microenvironment Activated biologics **Consists of cash, cash equivalents and marketable securities In-house GMP manufacturing capabilities Business Development Strong Cash Position Ended 3Q 2021: $156.7M** Positioned to Drive Value with Next Generation Product & Platform Development

Pipeline Utilizing Pioneering ImmunoPhage Platform, TMAb Platform

SENSEI BIOTHERAPEUTICS

	Program (Target)	Indication	Discovery	IND-enabling	Phase 1 / 2 Clinical
TMAb	SNS-101 (VISTA)	Solid Tumors			
	SNS-VSIG4	Solid Tumors			
ImmunoPhage	SNS-401-NG (Multiple Tumor Antigens)	Merkel Cell Carcinoma			
		Head and Neck Cancer			
		Lung Cancer			
		Melanoma			
		Breast Cancer

TMAb (Tumor Microenvironment Activated biologics) Platform

Antibodies that bind at physiological pH may encounter a “sink” Prevents effective binding at the tumor and may lead to toxicity TMAb antibodies bypass tissue compartments other than the low-pH tumor microenvironment Potential for improved safety and clinical activity profile pH 7.4 pH 7.4 pH 7.4 pH~ 6 Ph~ 6 pH~ 6 TMAb PLATFORM pH-sensitive Antibodies Only Bind Their Targets in the Low-pH Tumor Microenvironment The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4 Sensei’s technology identifies pH-sensitive antibodies that bind only at the tumor

70-80% of patients do not achieve increased survival with CPI monotherapy1 The immunosuppressive tumor microenvironment (TME) influences response to immune checkpoint blockade Innate immune cells such as myeloid cells are a key driver of immunosuppressive TME 1 Gerber, et al Biochemical Pharmacology 2016 The Promise and Challenge of Immunotherapy Using the body’s own immune system to attack cancer Capitalizing on immunological specificity and long-term memory Achieving durable cures with minimal toxicity THE PROMISE THE CHALLENGE Targeting Immunosuppressive myeloid cells is a promising strategy to overcome resistance to checkpoint Inhibitor therapy

VISTA: An Emerging Checkpoint Target on Myeloid Cells

SENSEI BIOTHERAPEUTICS

Target Overview:

- Large market opportunity
- B7 family ligand
- Extensive expression on myeloid cells[1]
- Inhibition of VISTA may lead to activation of myeloid cells
- Excellent therapeutic combinability with CTLA-4 or PD-1/PD-L1 ICIs, especially in cold tumors[2]
- VISTA expression correlates with poor survival rates across multiple cancers
- Novel development program with no approved therapies

Sensei's Competitive Advantage:

- Extensive understanding of VISTA biology and differentiated candidate antibody

VISTA is a Negative Regulator of T cell Function



VISTA
PSGL1
Low pH tumor microenvironment
T-cell suppression
anti-VISTA mAb blocking interaction
VISTA
PSGL1
T-cell proliferation & activation

1 Lines et al. Cancer research vol. 74,7 (2014)
2 Gao et al. Nature medicine vol. 23,5 (2017)

Increased Understanding of VISTA as a Promising Target to Address the Needs of Patients with Cancer

VISTA’s extracellular domain is uniquely rich in histidines¹ Histidines are protonated at low pH enabling VISTA to distinguish the active (acidic pH) and inactive (neutral pH) PSGL-1 binding interface 1. Johnston et al., Nature 2019 VISTA Checkpoint is Activated at the Low pH of the Tumor Microenvironment Antibodies that block VISTA histidines: H153, H154 and H155 on interrupt PSGL-1 binding1

Block VISTA’s interaction with PSGL-1 at pH 6 within the tumor microenvironment Selectively bind VISTA at low pH to avoid: target mediated drug disposition on-target/off-tumor side effects Design an Fc-competent IgG engaging with FcƔR on tumor-infiltrating myeloid cells Key to Unlocking the Power of VISTA SNS-101

SNS-101 Inhibited Interaction of VISTA to its Receptor, PSGL-1, in CD4/CD8 T-Cells at Low pH 6.0 PSGL-1 VISTA-Bio PE T-cell SA PSGL-1: VISTA Interaction on primary T-cells at pH 6.0 CD4 T-cells CD8 T-cells SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity Fully human monoclonal antibody that selectively binds active (low pH) VISTA, but not inactive VISTA in the blood Potent inhibitor of PSGL-1 binding to VISTA Fc-competent framework to deliver positive “kick” to suppress myeloid cells in the tumor microenvironment SNS-101: IND-Enabling Studies are Underway for SNS-101

SNS-101 Has >600-Fold Selectivity for VISTA^{pH6}

SENSEI BIOTHERAPEUTICS

- Biophysical characterization demonstrates >600-fold selectivity for VISTA at pH 6.0
- Picomolar binding at low pH
- No significant binding observed at physiological pH (7.4)

	pH 6.0	pH 7.4
Monovalent Affinity (K_D) [nM]	0.218	132 (~No binding)



pH 6.0
SNS-101
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
k_a = 4.59E+06 $M^{-1}s^{-1}$
K_d = 1.00E-03 s^{-1}
K_D = **2.18E-10 M**
[Vista] – 7.5 nmol – 0.2 nmol
k_a = 7.11E+05 $M^{-1}s^{-1}$
K_d = 1.78E-04 s^{-1}
K_D = **2.5E-10 M**
[Vista] – 15 nmol – 0.2 nmol
k_a = 1.45E+06 $M^{-1}S^{-1}$
K_d = 2.25E-03 S^{-1}
K_D = 1.55E-09 M
[Vista] – 15 nmol – 0.2 nmol
pH7.4
SNS-101
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
[Vista] – 7.5 nmol – 0.2 nmol
[Vista] – 15 nmol – 0.2 nmol
k_a = 4.162E+05 $M^{-1}S^{-1}$
K_d = 9.27E-05 S^{-1}
K_D = 2.23E-10 M
[Vista] – 15 nmol – 0.47 nmol

SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity

17

Proposed Mechanism of Action for SNS-101 Fc-competent framework is required for optimal activity, but FcƔR engagement in the blood may result in untoward “off tumor” activation (i.e. CRS) Non-pH dependent pH-dependent Blood Tumor Monocyte VISTA Non-pH sensitive mAb FcƔR SNS-101 Peripheral Sink and Activation CRS? T-cell PSGL-1 Monocyte Macrophage Macrophage Macrophage T-cell Macrophage Macrophage Macrophage Same Activation Activation No Activation No CRS Macrophage Pro-inflammatory Cytokines Pro-inflammatory Cytokines

SNS-101 Is a Differentiated Anti-VISTA Antibody

TMAb Platform

	SNS-101 (Sensei Biotherapeutics)	VISTA.18 (BMS)	KVA12.1 (Kineta)	CI-8993; JNJ-61610588 (J&J/Curis)	K01401-020; W0180 (Pierre Fabre)	HMBD-002 (Hummingbird)
Inhibit PSGL-1 Binding	Yes	Yes	unknown	Yes	unknown	unknown
pH Sensitive Binding	Yes	Yes	No	No	No	No
Fc Active	Yes (IgG1)	No (IgG4)	Yes (IgG1)	Yes (IgG1)	N/A	No (IgG4)
Stage	Preclinical	Preclinical	Preclinical	Phase I	Phase I	IND submission
Clinical Data / Notes	• Preclinical data presented at STIC • IND-enabling studies underway	• N/A	• N/A	• JNJ initiated Phase I study in 2016 • 12 pts enrolled; initial dose 0.005 mg/kg • Only patient treated at 0.3 mg/kg experienced grade 3 CRS-associated encephalopathy; trial was halted	• Ongoing	

Johnston et al, Nature, 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website

19

Second TMAb program B7 family related protein Expressed on macrophages Inhibits T-cell activation Novel therapeutic combinability with existing IO drugs Adapted from Zang et al., J Clin Invest. 2006 VSIG4: A Novel Next Generation Checkpoint Modulating the Tumor Microenvironment No approved therapies against VSIG4

ImmunoPhage™ Platform

Ubiquitous viruses that infect bacteria but not mammalian cells. Adept at activating the human immune system in multiple unique ways  Bacteriophage

ImmunoPhage Platform Generating Strong Antibody and T-cell Responses Bacteriophage virus is engineered and manufactured with both antigen and immune stimulatory viral DNA Viral DNA (self-adjuvant) Target antigen The ImmunoPhage™ bacteriophage is an icosahedron with a tail. This configuration can be viewed as an activating signal to the immune system

Generating Strong Antibody and T-cell Responses

ImmunoPhages are taken-up by APCs and deliver three critical signals required to drive activation of T cells.


CD80
CD28
T- Cell
2
Antigen
1
T cell receptor
3
Cytokines

Phage taken up by antigen presenting cells

1. Antigen cross presentation
2. Positive co-stimulation
3. Generation of Th1-biased immune response & cytokines

Our ImmunoPhages can mount a multi-modal attack on cancer, combining the benefits of a traditional vaccine with localized gene therapy Targeted therapeutic vaccine MHC-mediated immunity Bacteriophage have natural tropism for APCs Can be further targeted to APCs with non-antigen capsid modifications Gene therapy vehicle Phage containing self-replicating RNA Used to deliver payloads consisting of immunomodulatory proteins or nanobodies Phortress™ library Personalized - yet off the shelf - medicines Pre-manufactured cost effectively - then combined based on genetic profile ImmunoPhage™ A Multi-Pronged Approach to Address the Complexities of Cancer

SNS-401-NG: Building the First Custom Merkel Cell Polyoma Virus (MCPyV) ImmunoPhage

SENSEI BIOTHERAPEUTICS

SNS-401-NG Development

Collaboration with University of Washington to build **first custom Merkel Cell Carcinoma (MCC) vaccine consisting of Merkel Cell Polyoma Virus epitopes** and other patient specific antigens

MCC is a rare, aggressive neuroendocrine skin cancer

- 33-46% disease-specific mortality
- 2,500 cases/yr with disease-specific mortality approaching 50%
- Vaccine combination therapy in adjuvant or neoadjuvant is attractive and feasible
  - PD-1/PD-L1 refractory MCC remains unmet medical need with aggressive clinical course
  - ~40% MCC patients recur <24 months following definitive local treatment

Integration of MCPyV is present in ~80% of U.S. cases

- In these cases, expression of a viral antigen (oncogenic T-antigen) **appears to be a strictly required tumor driver**
- Researchers at UW have mapped MCPyV epitopes and **determined CD8 T-cell, CD4 T-cell, and B-cell epitopes that are antigenic** in the context of MCPyV+ MCC tumors.

Critical signals of dendritic cell activation show dose-dependent increases when cells are exposed to increasing amounts of ImmunoPhages Mechanism of Action: Activation and Maturation of Dendritic Cells Dose-response of engineered lambda phage on human skin-derived DC cultures Signal: Dendritic cell co-stimulatory molecules Signal: Cytokine secretion

SNS-401-NG has Potential to be First Fully Customized, Yet Off-the-Shelf, Therapy

SENSEI BIOTHERAPEUTICS

SNS-401-NG Development in Merkle Cell

Patients would receive a bespoke mixture of ImmunoPhage that included antigens from the MCPyV and a subset of TAA-expressing ImmunoPhage



MCPyV+
MCC tumors
Routine Biopsy
Tumor Sequencing
Immunophage expressing MCPyV B- and T-cell antigens
+
Immunophage expressing tumor associated antigens

Most MCC tumors contain multipleTAAs[1]



MCC Tumors
Number of Antigens/Tumor
% positive
5T4
AFP
BAGE
DLL3
GAGE1
GP2 (HER2)
GPC3
MAEL
MAGEA1
MAGEA10
MAGEA4
MAGEC1
MAGEC2
MAGED2
MLANA
MUC1
PSA
PSMA
SPA17
SSX2
Common Tumor Antigens

Common Tumor Antigens

1. Based on internal data

These “cocktails” are defined by the disease or patient genetics Combinations are customized to cover multiple epitopes, protein domains or targets Each ImmunoPhage is pre-manufactured to target a discrete antigen Phortress: Proprietary Library of Personalized Vaccine Cocktails with Off-the-Shelf ImmunoPhage “ingredients” Immunologically reactive B-and T-cell target epitopes

Personalized Immunotherapy Approach Could Accelerate Speed to Treatment

SENSEI BIOTHERAPEUTICS

High speed and low cost-of-goods of ImmunoPhage allows a broader array of antigens

Personalized yet Off-the Shelf TAA Therapy

Off-the-Shelf + Patient-specific Neoantigen Therapy

Routine Biopsy



Clinical biopsy of tumor as input material

Tumor Sequencing



Tumor DNA
Tumor RNA
Normal DNA

Personalized yet Off-the-shelf ImmunoPhage Cocktail



Assemble a personalized cocktail from off-the-shelf TAA ImmunoPhage for administration

Neoantigen Prediction



Identify additional tumor specific neoantigens

Neoantigen ImmunoPhage Manufacturing



Engineer novel ImmunoPhages expressing distinct tumor specific epitopes

ImmunoPhage Injection Including Neoantigens



Deliver neoantigen ImmunoPhage cocktail for administration and add neoantigen phages to bank for future use

Sensei’s Vision to Capture Platform and Pipeline Value 2016 Measured investments in platform Advanced first program into clinic Absorb key learnings and refine technology 2021 Feb 2021: IPO 2026 Focus on Platform Innovation and New INDs Invest in Manufacturing and Supply Chain Commercial Capabilities and Pipeline Strength Research and Technology Pipeline and Product Candidates

Upcoming Expected Program Milestones SNS-101 (anti-VISTA) YE 2021: Present preclinical data at 36th Annual SITC Conference Select lead candidate Initiate IND-enabling studies underway SNS-401-NG 2H 2022: Initiate IND-enabling studies SNS-VSIG4 2023: Select product candidate

August 4, 2021 Training the Immune System to Fight Cancer December 6, 2021